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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 29, 2004

                           MEDIA SERVICES GROUP, INC.

               (Exact name of Registrant as specified in charter)



  Nevada                       0-16730                 88-0085608
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(State or other              (Commission              (I.R.S. Employer
jurisdiction of              File No.)              Identification No.)
incorporation)


                               575 Madison Avenue
                            New York, New York 10022
                    (Address of Principal Executive Offices)

                                  917-339-7134
              (Registrant's telephone number, including area code)

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Appointment of Joseph C. Peters, Esq. as President effective immediately.

On November 23, 2004, Media Services Group, Inc. announced the appointment of Joseph C. Peters, Esq. as President. Mr. Peters has served as a member of the Board of Directors of Media Services Group, Inc. ("MSGI" or "the Company") since April 2004 and will continue in that capacity. Mr. Peters is an employee at will and, as such, there is no employment agreement executed between Mr. Peters and MSGI. Mr. Peters' annual base salary is $200,000, payable in equally bi-weekly installments. Mr. Peters may also be paid an annual bonus, at the discretion of the Compensation Committee of the Board of Directors of the Company. Mr. Peters is entitled to receive benefits that include health insurance, vacation and illness/personal time.

Mr. Peters, age 47, brings a distinguished 25-year career to MSGI. Mr. Peters has held senior positions within federal and state agencies focused on law enforcement and Homeland Security. Most recently, he served President Bush in the White House's Drug Policy Office - commonly referred to as the Drug Czar's Office. His duties there included supervising the country's High Intensity Drug Trafficking Area (HIDTA) program, as well as serving as the Drug Czar's liaison to the White House Office of Homeland Security and DHS Secretary Tom Ridge. Mr. Peters also served in the Clinton Administration as Director of the country's 26 HIDTAs. Mr. Peters began his career as a uniformed and undercover narcotics officer and later became an attorney. He then served in the Pennsylvania state prosecutor's office, the US Department of Justice and the Executive Office of the President of The United States. Mr. Peters' experience included coordinating with top ranking directors in the U.S. Departments of Justice and Treasury, the Federal Bureau of Investigation, the U.S. Drug Enforcement Agency, the U.S. Marshals Service, the U.S. Customs Service and the U.S. Department of Alcohol, Tobacco and Firearms. Mr. Peters began his career as a State prosecutor when he joined the Pennsylvania Attorney General's office in 1983. He later served as a Chief Deputy Attorney General of the Organized Crime Section, and in 1989 was named the first Executive Deputy Attorney General of the newly created Drug Law Division. In that capacity, Mr. Peters oversaw the activities of 56 operational drug task forces throughout the State, involving approximately 760 local police departments with 4,500 law enforcement officers.

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Item 9.01: Financial Statements and Exhibits

(a) N/A

(b) N/A

(c) The following documents are filed herewith as exhibits to this Form 8-K:

Exhibit No.

99.1     Press Release issued by the Registrant dated November 23, 2004.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           MEDIA SERVICES GROUP, INC.

Date: November 29, 2004                 By: /s/ Richard J. Mitchell III
                                            ----------------------------
                                        Name:    Richard J. Mitchell III
                                        Title:   Chief Accounting Officer













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                                  EXHIBIT INDEX

Exhibit No.     Description of Exhibit

99.1            Press Release issued by the Registrant dated November 23, 2004.




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